UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549



                         Form 8-K/A
                       CURRENT REPORT



             Pursuant to Section 13 or 15(d) of
                 The Securities Act of 1934

Date of Report (Date of earliest event reported) December 5, 1997




                     ARDEN REALTY, INC.
   (Exact name of registrant as specified in its charter)



  Maryland                      1-12193         95-4578533
(State or other jurisdiction  (Commission     (I.R.S. Employer
of incorporation)             File Number)     Identification No.)



9100 Wilshire Boulevard, East Tower, Suite 700         90212
     Beverly Hills, California
(Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code:    (310) 271-8600

 Item 7.  Financial Statements and Exhibits

(a)  Financial statements of properties acquired

City Centre

Statement of Revenue and Certain Expenses:
   Report of Independent Auditors
   Statement of Revenue and Certain Expenses for the Year
      Ended December 31, 1996
   Notes to Statement of Revenue and Certain Expenses

Glendale Corporate Center and Wilshire Pacific Plaza

Combined Statement of Revenue and Certain Expenses:
   Report of Independent Auditors
   Combined Statement of Revenue and Certain Expenses for
      the Year Ended December 31, 1996
   Notes to Combined Statement of Revenue and Certain Expenses

World Savings Center

Statement of Revenue and Certain Expenses:
   Report of Independent Auditors
   Statement of Revenue and Certain Expenses for the Year
      Ended December 31, 1996
   Notes to Statement of Revenue and Certain Expenses

(b)  Pro forma financial information.

  Pro Forma Condensed Consolidated Balance Sheet as of
     September 30, 1997 (Unaudited)

  Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 1997 (Unaudited)

  Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1996 (Unaudited)

  Notes to the Pro Forma Condensed Consolidated Financial
     Statements (Unaudited)

               Report of Independent Auditors



Board of Directors and Stockholders
Arden Realty, Inc.

We have audited the accompanying statement of revenue and certain expenses of City Centre for the year ended
December 31, 1996. This statement of revenue and certain expenses is the responsibility of the management of City Centre. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of City
Centre for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                   /s/ Ernst & Young

                                   Ernst & Young LLP

Los Angeles, California
October 7, 1997


                         CITY CENTRE
          STATEMENT OF REVENUE AND CERTAIN EXPENSES
            For the year ended December 31, 1996
                        (In Thousands)



Revenue
Rental                                              $  3,366
Tenant recoveries                                        409
 Other income                                            160
Total revenue                                          3,935

Certain Expenses
Property operating and maintenance                     1,058
Real estate taxes                                        281
Insurance                                                239
Total certain expenses                                  1,578
Excess of revenue over certain expenses             $  2,357


 See accompanying notes to statement of revenue and certain expenses.

                         CITY CENTRE
     NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
            For the year ended December 31, 1996

1. Organization and Summary of Significant Accounting Policies

Organization

The accompanying statement of revenue and certain expenses includes the operations of City Centre (the "Property") located in Southern California which was acquired by Arden
Realty, Inc. (the "Company"), from a nonaffiliated third party. The Property was acquired on December 5, 1997 for $33,300,000 and has approximately 287,000 rentable square feet.

Basis of Presentation

The accompanying statement has been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operation of the Property.

Revenue Recognition

Rental revenue is recognized on a straight-line basis over the terms of the related leases.

Use of Estimates

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                         CITY CENTRE
     NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
            For the year ended December 31, 1996

                         (Continued)

2. Commercial Office Property

The future minimum lease payments to be received under existing operating leases as of December 31, 1996 are as follows:

1997                                       $  923,000
1998                                          820,000
1999                                          647,000
2000                                          493,000
2001                                          442,000
Thereafter                                    454,000
                                           $3,779,000

The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

Office space in the Property is generally leased to tenants under lease terms which provide for the tenants to pay increases in operating expenses in excess of specified amounts. At December 31, 1996, four of the Property's tenants accounted for approximately 80% of the Property's aggregate annualized base rent.

Included in total revenue at December 31, 1996 are approximately $891,000 and $337,000 in rent and tenant recoveries respectively, received from an affiliate of the seller of City Centre.


               Report of Independent Auditors



Board of Directors and Stockholders
Arden Realty, Inc.

We have audited the accompanying combined statement of revenue and certain expenses of Glendale Corporate Center and Wilshire Pacific Plaza for the year ended December 31, 1996. This combined statement of revenue and certain expenses is the responsibility of the management of Glendale Corporate Center and Wilshire Pacific Plaza. Our responsibility is to express an opinion on the combined statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the combined revenue and certain expenses, as defined above, of Glendale Corporate Center and Wilshire Pacific Plaza for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                   /s/ Ernst & Young LLP

                                   Ernst & Young LLP

Los Angeles, California
December 19, 1997


    GLENDALE CORPORATE CENTER AND WILSHIRE PACIFIC PLAZA
     COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
            For the year ended December 31, 1996
                        (In Thousands)



Revenue
Rental                                               $ 2,895
Tenant recoveries                                        134
Parking-net                                              302
  Other income                                            63
Total revenue                                          3,394

Certain Expenses
Property operating and maintenance                     1,170
Real estate taxes                                        265
Insurance                                                 69
Total certain expenses                                 1,504
Excess of revenue over certain expenses              $ 1,890

 See accompanying notes to statement of revenue and certain expenses.

    GLENDALE CORPORATE CENTER AND WILSHIRE PACIFIC PLAZA
 NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
            For the year ended December 31, 1996

1. Organization and Summary of Significant Accounting Policies

Organization

The accompanying combined statement of revenue and certain expenses includes the operations of Glendale Corporate
Center and Wilshire Pacific Plaza (the "Properties") located in Southern California which were acquired by Arden Realty, Inc. (the "Company"), from the same nonaffiliated third party. The Properties were acquired on December 5, 1997 for $ 30,825,000 and have approximately 208,331 rentable square feet.

Basis of Presentation

The accompanying statement has been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Properties have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operation of the Properties.

Revenue Recognition

Rental revenue is recognized on a straight-line basis over the terms of the related leases.

Use of Estimates

The preparation of combined financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.


    GLENDALE CORPORATE CENTER AND WILSHIRE PACIFIC PLAZA
 NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
            For the year ended December 31, 1996

                         (Continued)

2. Commercial Office Property

The future minimum lease payments to be received under existing operating leases as of December 31, 1996 are as follows:

1997                                          $2,184,000
1998                                           2,595,000
1999                                           1,995,000
2000                                           1,304,000
2001                                             582,000
Thereafter                                       699,000
                                              $9,359,000

The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

Office space in the Properties is generally leased to tenants under lease terms which provide for the tenants to pay increases in operating expenses in excess of specified amounts. At December 31, 1996, five of the Properties' tenants accounted for approximately 42% of the Properties' aggregate annualized base rent.





               Report of Independent Auditors



Board of Directors and Stockholders
Arden Realty, Inc.

We have audited the accompanying statement of revenue and certain expenses of World Savings Center for the year ended
December 31, 1996. This statement of revenue and certain expenses is the responsibility of the owners of World
Savings Center. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of World
Savings Center for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                   /s/ Ernst & Young LLP

                                   Ernst & Young LLP

Los Angeles, California
December 5, 1997


                    WORLD SAVINGS CENTER
          STATEMENT OF REVENUE AND CERTAIN EXPENSES
            For the year ended December 31, 1996
                        (In Thousands)



Revenue
Rental                                               $11,497
Tenant recoveries                                        484
Parking-net                                              978
Total revenue                                         12,959

Certain Expenses
Property operating and maintenance                     2,700
Real estate taxes                                        673
Insurance                                                139
Ground rent                                              599
Total certain expenses                                 4,111
Excess of revenue over certain expenses              $ 8,848

See accompanying notes to statement of revenue and certain expenses.


                      WORLD SAVINGS CENTER
       NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
              For the year ended December 31, 1996


1. Organization and Summary of Significant Accounting Policies

Organization

The accompanying statement of revenue and certain expenses include the operations of World Savings Center (the "Property") located in Southern California. Arden Realty, Inc. (the "Company") acquired a 75% interest in the Property from a nonaffiliated third party. The Property Company's interest was acquired on December 9, 1997 for $83,200,000 and has approximately 469,115 rentable square feet.

Basis of Presentation

The accompanying statement has been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operation of the Property.

Revenue Recognition

Rental revenue is recognized on a straight-line basis over the terms of the related leases.

Use of Estimates

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.


                      WORLD SAVINGS CENTER
       NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
              For the year ended December 31, 1996


                           (Continued)

2. Commercial Office Property

The future minimum lease payments to be received under existing operating leases as of December 31, 1996 are as follows:

1997                                         $10,318,000
1998                                           9,978,000
1999                                           9,836,000
2000                                           9,140,000
2001                                           8,794,000
Thereafter                                    31,437,000
                                             $79,503,000

The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

Office space in the Property is generally leased to tenants under lease terms which provide for the tenants to pay increases in operating expenses in excess of specified amounts. At
December 31, 1996, two of the Property's tenants accounted for approximately 38% of the Property's aggregate annualized base rent.

The Company leases the land underlying the building under a lease expiring in 2056. As of December 31, 1996 the minimum annual ground rent for the next five years and thereafter is as follows:

1997                                         $   425,000
1998                                             425,000
1999                                             425,000
2000                                             425,000
2001                                             456,000
Thereafter                                    40,304,000
                                             $42,460,000

The Company pays additional ground rent of 20% of the net income
(as defined in the lease agreement with specified deductions for debt service requirements) of the project. This amount is calculated on a calendar-year basis. Additional ground rent for 1996 was approximately $203,000.


                       ARDEN REALTY, INC.
      PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                           (Unaudited)

The following unaudited pro forma condensed consolidated balance sheet as of September 30, 1997 is presented as if the acquisitions of properties acquired subsequent to September 30, 1997 as described in Item 2 of the related form 8-K filed on December 18, 1997 (the "1997 Fourth Quarter Acquisitions") had been consummated on September 30, 1997.

The following unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 1997 and for the year ended December 31,1996 are presented as if:
(i) the consummation of the IPO and related formation transaction in connection with the IPO; (ii) the acquisition of properties acquired during 1996 (the "1996 Acquisitions"); and (iii) the acquisition of the 1997 Fourth Quarter Acquisitions had occurred at January 1, 1996.

     The pro forma condensed consolidated financial statements are not necessarily indicative of what the actual financial position or results of operations would have been had the Company completed the transactions described above, nor do they purport to represent the future financial position of the Company.

                       ARDEN REALTY, INC.

         PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                    As of September 30, 1997
                           (Unaudited)
                         (in thousands)

                              Arden        1997 Fourth Quarter Arden Realty, Inc.
                           Realty, Inc.    Acquisitions(A)     Pro Forma
        ASSETS

Commercial office
   properties - net          $925,539       $174,825           $1,100,364
Cash and cash equivalents       6,945         (2,802)               4,143
Restricted cash                 4,000             --                4,000
Rents and other receivables     3,932          4,000                7,932
Mortgage notes
   receivable - net            14,392             --               14,392
Deferred rent                   8,033             --                8,033
Prepaid financing and
   leasing costs - net         10,996             --               10,996
Prepaid expenses and
   other assets                 4,264             --                4,264
   Total assets              $978,101       $176,023           $1,154,124

                 LIABILTIES AND STOCKHOLDERS' EQUITY

Mortgage loans payable       $180,000       $ 45,000           $  225,000
Unsecured lines of credit      45,900         78,800              124,700
Accounts payable and
   accrued expenses            17,013             --               17,013
Security deposits               5,986             --                5,986
Dividends and
  distributions payable        14,177             --               14,177
   Total liabilities          263,076        123,800              386,876
Minority interests             47,178         52,223               99,401
Stockholders' equity:
   Common stock                   354             --                  354
   Additional paid-in
      capital                 667,493             --              667,493
Retained earnings                  --             --                   --
   Total stockholders'equity  667,847             --              667,847
   Total liabilities and
      stockholders' equity   $978,101       $176,023            $1,154,124

                       ARDEN REALTY, INC.

    PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

          For the Nine Months Ended September 30, 1997
                           (Unaudited)
              (in thousands, except per share data)
                                            Pro Forma Adjustments
                                        Pre-Acquisition
                                      Period for the 1997
                           Arden        Fourth Quarter      Other       Arden Realty,
                        Realty,Inc.     Acquisitions(C)   Adjustments   Inc. Pro Forma

Revenue
  Rental                  $80,740            $13,242       $  496(D)     $ 94,478
  Tenant reimbursements     3,593                774           --           4,367
   Parking-net              5,267                963           --           6,230
   Other                    1,451                145           --           1,596
                           91,051             15,124          496         106,671
Other income                  563                 --           97             660
   Total revenue           91,614             15,124          593         107,331

Expenses
   Property expenses       29,175              5,332          257(F)       34,764
   REIT general and
      administrative        2,828                 --          172(G)        3,000
   Interest                13,723                 --        5,251(H)       18,974
   Loss on valuation of
      derivative            3,111                 --           --           3,111
   Depreciation and
      amortization         13,261                 --        2,857(I)       16,118
Total expenses             62,098              5,332        8,537          75,967

Income before minority
   interests               29,516              9,792      (7,944)          31,364
Minority interests         (3,105)                --      (1,763)(J)       (4,868)
Net income                $26,411             $9,792     $(9,707)         $26,496

Weighted average common
   shares outstanding
   before the conversion
   of OP Units             25,440                                          25,440

Net income per
   common share             $1.04                                           $1.04

                     See accompanying notes

                               ARDEN REALTY, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                   (Unaudited)
                      (in thousands, except per share data)
                                               Pro  Forma Adjustments
                                                        Equity in
                       Arden            Arden          Net Loss of
                     Realty, Inc.     Predecessors     Noncombined   Pre-acquisition    1997
                     Oct. 9, 1996 to  Jan. 1, 1996 to  Jan. 1, 1996  for the 1996     Fourth Quarter    Other      Arden Realty,
                     Dec. 31, 1996    Oct. 8, 1996     Oct. 8, 1996  Acquisitions(B)  Acquisitions(C) Adjustments  Inc. Pro Forma

Revenue
 Rental                 $17,041          $32,287          $12,828       $23,095          $17,758         $695(D)     $103,704
 Tenant reimbursements      803            2,031              243           733            1,027           --           4,837
   Parking-net            1,215            3,692              846         1,161            1,280           --           8,194
   Other                    375            1,125              357           606              223           --           2,686
                         19,434           39,135           14,274        25,595           20,288          695         119,421
   Other income             138            1,330               --            --               --       (1,156)(E)         312
Total revenue            19,572           40,465           14,274        25,595           20,288         (461)        119,733

Expenses
Property expenses         6,005           14,224            6,053        11,449            7,193          451(F)       45,375
General and
  administrative            753            1,758               --            --               --        1,489(G)        4,000
Interest                  1,280           24,521            7,356            --               --      (15,409)(H)      17,748
Depreciation and
   amortization           3,108            5,264            2,705            --               --        6,502(I)       17,579
Total expenses           11,146           45,767           16,114        11,449            7,193       (6,967)         84,702

Equity in net (loss) of
 noncombined entities        --             (336)             336            --               --           --              --
Income (loss) before
 minority and
  extraordinary items     8,426           (5,638)          (1,504)       14,146           13,095        6,506          35,031
Minority interests         (993)             721             (721)           --               --       (4,958)(J)      (5,951)

Income (loss) before
  extraordinary items     7,433           (4,917)          (2,225)       14,146           13,095        1,548          29,080
Extraordinary (loss)
  gain on early
  extinguishment of
  debt, net of
  minority interests
  share                 (13,105)           1,877                --           --               --       11,228(K)           --

Net (loss) income       $(5,672)         $(3,040)          $(2,225)     $14,146          $13,095      $12,775         $29,080

Weighted average common
  shares outstanding
  before conversion of
  OP Units               21,680                                                           21,680
Net (loss) income per
  common share           $(0.26)                                                           $1.34

                             See accompanying notes.

                        ARDEN REALTY, INC.

       NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
                           STATEMENTS

                           (Unaudited)
                          (in thousands)


1.   Adjustments to the Pro Forma Condensed Consolidated Balance Sheet

To reflect the acquisition of the 1997 Fourth Quarter Acquisitions with $2,802,000 of cash, a $4,000,000 receivable, proceeds of $45,000,000 from a mortgage loan payable and $78,800,000 on the unsecured lines of credit, and the issuance of 822,400 operating partnership units with an approximate value of $24,723,000. The Company purchased a 75 percent interest in World Savings Center and has an option to purchase the remaining 25 percent interest beginning on March 15, 1998.

  Purchase price and actual and estimated additional closing costs of the 1997 Fourth Quarter Acquisitions are as follows:

1997  Fourth Quarter Acquisitions                 Purchase Price

City Centre                                        $  33,300,000
Wilshire Pacific Plaza                                15,500,000
Glendale Corporate Center                             15,325,000
World Savings Center *                                83,200,000
   Total                                            $147,325,000

 * Represents the Company's 75 percent interest plus additional acquisition costs.


2. Adjustments to the Pro Forma Condensed Consolidated Statements of Operations

     The pro forma adjustments reflected in the Pro Forma
Condensed Consolidated Statements of Operations for the nine months ended September 30, 1997 and the year ended December 31, 1996 are set forth below:

                               ARDEN REALTY, INC.

               NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
                                   STATEMENTS
                                   (Unaudited)
                                  (in thousands)

     B. Represents the preacquisition period for the 17 properties acquired in 1996.

                                1996 Acquisitions
                      For the Year Ended December 31, 1996
                         400                     Imperial                          10351
                       Corporate 5832    9665      Bank    100              303    Santa   2730    Grand
                        Pointe   Bolsa  Wilshire   Tower Broadway Norwalk Glenoaks Monica Wilshire Avenue

Revenue
 Rental                  $390     $80    $548    $1,351   $1,554  $1,387   $1,980  $1,134   $960    $--
 Tenant reimbursements    103      --      19        29      107      40       48      11     --     --
 Parking-net               28      10      58       124       88      66      129      99     43     --
 Other                     23      --      32        15       74       4      138       7     12     --
  Total revenues          544      90     657     1,519    1,823   1,497    2,295   1,251  1,015     --
Property expenses         123       8     203       574      581     578      956     551    451     --
Excess of revenue
 over certain expenses   $421      $82   $454    $  945   $1,242  $  919   $1,339  $  700   $564    $--

                                                  Los
                    Executive Plaza              Angeles            Sumitomo  10350
                     and California    Center   Corporate 5200 W     Bank     Santa
                    Federal Building  Promenade  Center   Century   Building  Monica   Total

Revenue
 Rental                 $2,156         $2,097    $5,882   $1,021     $1,926   $629    $23,095
 Tenant reimbursements      --             51       128      115         79      3        733
 Parking-net               164             --        --       40        254     58      1,161
 Other                      --             --       288        2          9      2        606
Total revenues           2,320          2,148     6,298    1,178      2,268    692     25,595
Property expenses          976            982     2,881    1,188      1,070    327     11,449
Excess of revenue
 over certain expenses  $1,344         $1,166    $3,417   $  (10)    $1,198   $365    $14,146

                       ARDEN REALTY, INC.

       NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
                           STATEMENTS

                           (Unaudited)
                          (in thousands)

       C. Represents the actual preacquisition results for the 1997 Fourth Quarter Acquisitions:

              The 1997  Fourth Quarter Acquisitions
              For the Year Ended December 31, 1996

                                       Glendale
                                       Corporate
                                      Center and
                              City     Wilshire      World Savings
                             Centre   Pacific Plaza      Center       Total
Revenue
   Rental                    $3,366      $2,895         $11,497       17,758
   Tenant reimbursements        409         134             484        1,027
   Parking-net                   --         302             978        1,280
   Other                        160          63              --          223
    Total revenues            3,935       3,394          12,959       20,288
Property expenses             1,578       1,504           4,111        7,193
Excess of revenue
  over certain expenses      $2,357      $1,890         $ 8,848      $13,095

              The 1997 Fourth Quarter Acquisitions
          For the Nine Months Ended September 30, 1997

                                      Glendale
                                      Corporate
                                      Center and
                                       Wilshire    World Savings
                        City Centre  Pacific Plaza    Center      Total

Revenue
   Rental                    $2,709     $1,813         $8,720    $13,242
   Tenant reimbursements        272        160            342        774
   Parking-net                   --        211            752        963
   Other                        144          1             --        145
      Total revenues          3,125      2,185          9,814     15,124
Property expenses             1,110        894          3,328      5,332
Excess of revenue over
  certain expenses           $2,015      $1,291        $6,486    $ 9,792

                                          Nine Months Ended     Year Ended
                                          September 30, 1997  December 31, 1996
D.  Decrease in rental revenue:
    Increase in rental revenue to
      adjust the 1996 Acquisitions and
      the 1997 Fourth Quarter Acquisitions
      to straightline rental revenue
      calculated as though the properties
      were purchased at January 1, 1996               496             695

E.  Increase (decrease) in other income:
    Decrease in other income to eliminate
      nonrecurring construction fees which
      would not have been realized by the
      Company and certain management fees
      that will not be  earned.                        --          (1,253)
    Increase in interest income related to
       the note receivable from Forest
       City maturing in four months                    97              97
    Net increase (decrease) in other income            97          (1,156)

F. Increase in property general and administrative expenses related to additional property payroll costs relating to the 1997 Fourth Quarter Acquisitions for the nine months ended September 30, 1997 and to the 1996 Acquisitions and 1997 Fourth Quarter Acquisitions for the period ended December 31, 1996.

G. Increase in general and administrative expenses related to expected level of operations as a public real estate investment trust and the incremental increase relating to the management of additional properties.

                                         Nine Months Encded     Year Ended
                                         September 30, 1997   December 31, 1996
H.  Increase (decrease) in
      interest expense:
    Decrease in interest expense
     due to repayment of mortgage
     loans and lines of credit                $      --         $  (31,877)
   Increase in interest
     expense related to the new
     mortgage loan and line of
     credit with an interest rate
     of LIBOR plus 1.5% and LIBOR
     plus 1.45%, respectively,
     for the period ended
     December 31, 1996, and the
     increase in interest expense
     related to the increase to
     the line of credit with an
     interest rate ranging from
     LIBOR plus 1.45% to LIBOR
     plus 1.75% for the period
     ended September 30, 1997.                   3,892              14,905

Increase in interest expense
  related to the increase in
  City National Bank line of
  credit with an interest rate
  of City National Bank Prime
  Rate less 0.875%                                  29                 38
Increase in interest
  expense related to the
  mortgage note payable
  borrowed in connection with
  the 1997 Fourth Quarter
  Acquisitions with interest
  rates ranging from LIBOR +
  1.25% to 9.21%  maturing in
  four months.                                   1,330             1,330
Increase in amortization of
  finance costs related to the
  line of credit                                    --               195
Net increase (decrease) in
  interest expense                           $   5,251         $ (15,409)

I.  Increase in depreciation expense:

Increase in depreciation
  expense to reflect a full
  nine months of depreciation
  for the 1997 Fourth Quarter
  Acquisitions for the nine
  months ended September 30,
  1997 and a full year of
  depreciation for the 1996
  Acquisitions and 1997 Fourth
  Quarter Acquisitions for the
  year ended December 31,
  1996, utilizing a 40 year
  useful life for buildings
  and a 10 year useful life
  for improvements                            $2,857              $6,372
Increase in depreciation
  due to the fair value of
  consideration paid in excess
  of book value of interests
  in properties acquired from
  nonaffiliates in connection
  with the completion of the IPO                  --                  130
Net increase in depreciation expense          $2,857               $6,502

J. To reflect adjustment for
    minority interest of 13.1%
    and 14.8% for the nine
    months ended September 30,
    1997 and year ended December
    31, 1996, respectively, in
    the Operating Partnership.                 (988)              (4,192)
   To reflect Forest City's
    25 percent interest in the
    gross rental income from
    World Savings Center.                      (775)                (766)
  Adjustment to minority interest            (1,763)              (4,958)

K. To eliminate net extraordinary loss related to early extinguishment of debt.


(c)  Exhibits.

23.1    Consent of Indpendent Auditors


                           Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         ARDEN REALTY, INC.


Date:     January 22, 1998              By: /s/ Diana M. Laing
                                            Diana M. Laing
                                            Chief Financial Officer